UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 12/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 12/31/2018 Oppenheimer Gold & Special Minerals Fund Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI World Index
6-Month	-7.61%	-12.92%	-9.10%
1-Year	-13.15	-18.15	-8.71
5-Year	-0.31	-1.49	4.56
10-Year	-0.40	-0.99	9.67

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

2018 was a challenge for the precious metals equities. The stocks traded up early in 2018, then declined into February, and then fell sharply during the summer. They recovered starting in mid-September as other risk assets collapsed, but ended the year with double-digit negative returns.

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a total return of -7.61% during the six-month reporting period ended December 31, 2018. The Fund outperformed its benchmark, the MSCI World Index, which returned -9.10%. In addition, the Fund outperformed the -13.01% total return produced by the Philadelphia Gold and Silver Index, which measures the performance of precious metals mining companies. We focus on firms with high-quality reserves, solid prospects for growth, attractive cost structures, sound balance sheets, attractive free cash flow and talented managements.

MARKET OVERVIEW

Gold mining equities were among the best performing asset classes globally in 2016, and they delivered solid positive returns once again in 2017. This trend reversed in 2018 as the Federal Reserve (Fed) executed four 25 basis point rate hikes and shrunk its balance sheet by more than $400 billion. The U.S. dollar was also a headwind for precious metals, rising 1.09% in the fourth quarter and 4.40% in 2018. In fact, the dollar was one of the best performing currencies in the world last year. Commodities in general traded down sharply in the fourth quarter and generated losses in 2018.

FUND PERFORMANCE

Top performers during the reporting period included Northern Star Resources Ltd, Kirkland Lake Gold Ltd., and Wesdome Gold Mines Ltd.

Northern Star Resources’ share price caught a significant bid in September when the company announced the acquisition of the Pogo Gold Mine in Alaska. This acquisition was the first purchase in the precious metal sector in recent memory that elicited a very positive response from investors. In particular, investors cheered the acquisition because the purchase was consistent with the company’s strategy and accretive on almost every metric.

Our position in Kirkland Lake contributed to performance and the stock climbed 85.6% for 2018. A series of positive news releases propelled the stock price higher throughout the reporting period. The good news included another standout quarter with record gold production of 180,000 ounces, up 9% quarter over quarter, that exceeded analysts’ expectations. In addition, management increased full year guidance on the back

4      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

of projected strong results in the fourth quarter. Finally, the stock benefitted from a positive grade reconciliation at the company’s Fosterville mine and an indication that the deposit extends further at depth.

In early 2017, Wesdome produced exquisite drilling results at depth in the Kiena Mine located in Ontario. The stock languished for over a year because the company was not in a position to continue drilling in that area. This changed in May 2018 when the company published drilling results consistent with the 2017 drilling results. Since then, the company has demonstrated to the market that there is a high-grade ore body at depth. Given the top-tier jurisdiction and the infrastructure that is already in place, investors see the potential for a profitable future.

Detractors from performance included Guyana Goldfields Inc., Westgold Resources Ltd., and Trevali Mining Corp.

Guyana Goldfields detracted from performance as the company posted weak quarterly results and management suffered another hit to credibility after delivering a negative reconciliation of tonnage and grade at the Rory’s Knoll deposit.

Our holdings in Westgold Resources (WGX AU), an Australian gold producer, also detracted from performance. The company has aggregated several older assets and is reinvesting in them to increase production growth. Management has previously provided guidance that included dramatic production growth, only to revise that guidance down later while increasing expectations for capital expenditures. This has led to shareholder dilution as the company has been forced to find new ways to finance its expansion plans. Not surprisingly, investors have become skeptical of management. The company must now deliver on its guidance and growth plans to regain investor confidence, and thereby attract capital back into the name.

Our position in Trevali Mining (TV TO), a pure play zinc producer, detracted from performance. During the reporting period, the company’s stock price fell on the back of a declining zinc price. The negative impact of falling commodity prices typically influences earnings in the subsequent quarter as a result of provisional pricing. More specifically, sales contracts for certain commodities (e.g., zinc) often include provisional pricing at the time of shipment of the metal concentrate, with final pricing based on the average market price for a future period. Trevali experienced the negative impact of provisional pricing in the second half of 2018. Falling commodity prices were the external force pressuring the stock price, but management made its own mistakes, including underperformance in the Canadian operations, logistical missteps and delayed expansion studies. These issues came to a head when the company’s largest shareholder, Glencore, pushed CEO and President Mark Cruise to step down in early 2019. We anticipate better days ahead for the company. The fundamentals of the zinc market look solid, but investors are waiting to see whether Chinese stimulus can boost

5      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

demand for base metals.

STRATEGY & OUTLOOK

The precious metals complex climbed in the quarter on the back of slowing global growth, rising geopolitical tensions and the overhang of multiple trade disputes. We believe some investors are increasingly viewing gold and other precious metals as warrants on monetary policy going off the rails or a potential hedge against competitive currency debasement or adverse geopolitical events.

The price of gold swung within a $102 range during the quarter, and the yellow metal ended the period up 7.69% at $1,282 per ounce or $91 above where it started. For 2018, gold declined 1.56% or $20 per ounce. This follows on the back of strong performance in 2017, when gold climbed 13.5% for a gain of $155 per ounce, its best annual return since 2010. In our view, macroeconomic crosswinds, rising interest rates, relative monetary policy around the world, geopolitical risks and looming trade wars continue to impact the precious metals sector. The Fed raised the Fed Funds rate by 25 basis points in December, its fourth hike last year and its ninth since December 2015. The Fed also indicated that it may raise rates twice more in 2019 (down from its previous guidance of three hikes in 2019) and once in 2020. Moreover, the Fed started shrinking its $4.5 trillion balance sheet in October 2017, and the balance sheet ended the year just above $4.1 trillion. The Fed’s monetary policy tightening was in sharp contrast to that of the European Central Bank, the Bank of Japan and several other central banks around the world that continue to execute highly accommodative monetary policy. (Certain of those central banks are now taking steps to remove some of that accommodation over time, and a number of other central banks began raising rates last year in an effort to combat the twin challenges of rising inflation and a falling local currency.)

The U.S. dollar weakened dramatically in 2017, with the U.S. Dollar Index falling 9.87% for the year. That weakness carried over into early 2018, but the dollar reversed course and ended the year up 4.40% on the back of better relative economic growth versus other geo-regions, a meaningful acceleration in U.S. corporate earnings and tighter monetary policy. (A stronger dollar is generally bearish for commodity prices.)

The Trump administration has reduced federal regulations, enacted tax reform and increased federal spending, all of which are intended to stimulate economic growth. These moves will also increase the annual deficit significantly. The Trump administration’s other pro-growth policies, if enacted, could lead to less regulation and additional fiscal stimulus, which in turn could lead to faster economic growth, higher interest rates and a stronger dollar. The prospect of these developments would be expected to put downward pressure on the precious metals complex. Indeed, precious metals were under pressure in 2018, with platinum falling (-14.28%) followed by silver (-11.57%) and gold (-1.56%).

6      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Palladium climbed 18.64% in 2018.

Extremely accommodative monetary policy around the world has been an important driver of rising asset prices during the last several years. The goal of the central banks executing these policies has been the same—to weaken their particular currency so that their country could export more goods and services to the rest of the world and grow its way back to prosperity. The problem is that extremely accommodative monetary policy cannot make up for unaddressed structural weaknesses in an economy.

Although it is beyond the scope of this Commentary to list all the forces impacting the precious metals sector or discuss their merits in detail, we believe that certain of the key macro factors impacting gold over the last several years remain in place. They include profligate monetary and fiscal policies around the world, competitive currency debasement, extremely low and even negative interest rates, disappointing economic growth and geopolitical turmoil. On the other hand, several factors could pressure the yellow metal, including a strengthening U.S. dollar, rising real rates, faster economic growth, rising equity markets, low inflation and a hawkish change in U.S. monetary policy.

The portfolio has a Growth at a Reasonable Price (GARP) tilt. We favor companies with more resources in the ground, higher quality ore bodies and lower cost structures than Wall Street appreciates, partly because these characteristics can lead to upside surprises in production growth, revenue, cash flow and earnings, which in turn can lead to rising net asset values and (potentially) rising stock prices. We like growth, but we won’t overpay for it, and we don’t chase stocks. We continue to use a contrarian growth strategy, which means we tend to buy companies that we like when they are on sale, and we tend to trim or sell positions when others are buying aggressively.

We remain focused on the growth potential of companies, the quality and size of their ore bodies in the ground, their cost structures, the strength of their balance sheets and the quality of their management teams. Moreover, we concentrate our efforts on analyzing the gold mining equities, and we tend to stay fully invested. Unlike many competitors, we do not hold large positions in cash and we do not own Treasuries in an effort to dampen portfolio volatility. The reasons are simple. We are investors, not short-term traders or market timers. In fact, we believe it is extremely difficult to time the precious metals markets well on a consistent basis. In addition, our skill is in analyzing ore bodies, mines and management teams, and investing in mining companies, not government fixed income securities.

Shanquan Li Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Northern Star Resources Ltd.	8.0%
Evolution Mining Ltd.	7.0
Newmont Mining Corp.	6.0
Kirkland Lake Gold Ltd.	5.8
Endeavour Mining Corp.	5.3
Torex Gold Resources, Inc.	4.2
Ivanhoe Mines Ltd., Cl. A	3.6
B2Gold Corp.	3.5
Wesdome Gold Mines Ltd.	2.7
Randgold Resources Ltd., ADR	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGSX)	7/19/83	-7.61%	-13.15%	-0.31%	-0.40%
Class C (OGMCX)	11/1/95	-7.97	-13.81	-1.06	-1.15
Class I (OGMIX)	10/26/12	-7.38	-12.76	0.13	-11.42	*
Class R (OGMNX)	3/1/01	-7.65	-13.34	-0.55	-0.68
Class Y (OGMYX)	9/7/10	-7.49	-12.90	-0.07	-9.62	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGSX)	7/19/83	-12.92%	-18.15%	-1.49%	-0.99%
Class C (OGMCX)	11/1/95	-8.89	-14.68	-1.06	-1.15
Class I (OGMIX)	10/26/12	-7.38	-12.76	0.13	-11.42	*
Class R (OGMNX)	3/1/01	-7.65	-13.34	-0.55	-0.68
Class Y (OGMYX)	9/7/10	-7.49	-12.90	-0.07	-9.62	*

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The MSCI World Index is an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance

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of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Class A	$1,000.00	$923.90	$5.69
Class C	1,000.00	920.30	9.34
Class I	1,000.00	926.20	3.70
Class R	1,000.00	923.50	6.91
Class Y	1,000.00	925.10	4.47

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.31	5.97
Class C	1,000.00	1,015.53	9.80
Class I	1,000.00	1,021.37	3.88
Class R	1,000.00	1,018.05	7.25
Class Y	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.17%
Class C	1.92
Class I	0.76
Class R	1.42
Class Y	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

	Shares	Value
Common Stocks—97.4%
Industrials—0.8%
Electrical Equipment—0.8%
GrafTech International Ltd.	605,000	$6,921,200
Materials—96.6%
Metals & Mining—96.6%
Agnico Eagle Mines Ltd.	549,000	22,179,600
Alacer Gold Corp.[1]	5,750,000	10,613,830
Alamos Gold, Inc., Cl. A	1,445,000	5,202,000
Americas Silver Corp.[1,2]	2,475,000	4,042,814
AMG Advanced Metallurgical Group NV	74,000	2,367,750
AngloGold Ashanti Ltd., Sponsored ADR	664,000	8,333,200
Argonaut Gold, Inc.[1]	790,000	902,725
Atalaya Mining plc[1]	740,000	1,974,386
Atlantic Gold Corp.[1]	7,750,000	9,366,759
Aurelia Metals Ltd.[1]	3,200,000	1,532,573
Ausdrill Ltd.	3,832,817	3,192,613
B2Gold Corp.[1]	10,480,000	30,601,600
Barrick Gold Corp.	790,120	10,698,225
Bellevue Gold Ltd.[1]	1,700,000	490,918
Bushveld Minerals Ltd.[1]	900,000	444,493
Centamin plc	8,000,000	11,151,883
Centerra Gold, Inc.[1]	1,203,000	5,163,771
Central Asia Metals plc	780,000	2,160,378
Coeur Mining, Inc.[1]	820,000	3,665,400
Continental Gold, Inc.[1]	4,100,000	6,757,252
Dacian Gold Ltd.[1]	8,590,000	15,125,099
Dundee Precious Metals, Inc.[1]	1,330,000	3,507,178
Eldorado Gold Corp.[1]	1,110,702	3,198,822
Endeavour Mining Corp.[1]	2,842,700	46,517,666
ERO Copper Corp.[1]	617,000	4,433,614
Evolution Mining Ltd.	23,610,065	61,649,604
Ferroglobe plc	1,250,000	1,987,500
First Quantum Minerals Ltd.	937,000	7,577,263

	Shares	Value
Metals & Mining (Continued)
Fortuna Silver Mines, Inc.[1]	1,263,000	$4,625,696
Franco-Nevada Corp.	299,000	20,980,830
Gold Fields Ltd., Sponsored ADR	730,000	2,569,600
Gold Road Resources Ltd.[1]	17,792,220	8,145,216
Gold Standard Ventures Corp.[1]	1,861,112	2,326,390
Goldcorp, Inc.[3]	1,381,600	13,539,680
Golden Star Resources Ltd.[1]	2,485,532	7,829,426
Guyana Goldfields, Inc.[1]	5,470,000	6,410,782
Highland Gold Mining Ltd.	5,890,000	10,633,540
Ivanhoe Mines Ltd., Cl. A1	18,420,000	31,977,293
Jiangxi Ganfeng Lithium Co. Ltd., Cl. H1,4	3,674,800	5,959,890
K92 Mining, Inc.[1]	6,550,000	4,030,179
Kenmare Resources plc[1]	190,000	462,280
Kirkland Lake Gold Ltd.	1,951,367	50,885,339
Largo Resources Ltd.[1]	240,000	497,510
Leagold Mining Corp.[1]	5,210,000	6,602,183
Lundin Gold, Inc.[1]	959,400	3,506,743
Lynas Corp. Ltd.[1]	6,510,000	7,229,451
Maverix Metals, Inc.[1]	170,000	301,348
Metals X Ltd.[1]	7,990,000	2,391,566
Millennium Minerals Ltd.[1]	12,900,000	1,643,996
Mineral Resources Ltd.	928,811	10,119,647
New Century Resources Ltd.[1]	3,300,000	1,931,137
New Gold, Inc.[1]	3,150,000	2,383,920
Newcrest Mining Ltd.	257,000	3,959,407
Newmont Mining Corp.[3]	1,525,923	52,873,232
Northern Star Resources Ltd.	10,713,000	70,133,361

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CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Novagold Resources, Inc.[1]	395,000	$1,560,250
Novo Resources Corp.[1]	820,000	1,489,599
Pan American Silver Corp.	261,000	3,810,600
Pantoro Ltd.[1]	12,000,000	1,689,113
Perseus Mining Ltd.[1]	20,000,000	5,962,618
Pilbara Minerals Ltd.[1]	1,300,000	598,648
Polymetal International plc	690,000	7,209,447
Polyus PJSC, GDR	258,000	10,088,244
Pretium Resources, Inc.[1]	1,232,000	10,441,137
Randgold Resources Ltd., ADR	281,552	23,291,980
Real Gold Mining Ltd.[1,5]	10,400,000	—
Regis Resources Ltd.	660,000	2,253,742
Royal Gold, Inc.	260,500	22,311,825
Royal Nickel Corp.[1]	1,130,000	397,304
Saracen Mineral Holdings Ltd.[1]	2,160,000	4,486,295
SEMAFO, Inc.[1]	4,010,000	8,665,031
Shandong Gold Mining Co. Ltd., Cl. H1,4	1,830,000	4,460,042
Silver Lake Resources Ltd.[1]	6,190,000	2,442,243
Silvercorp Metals, Inc.	100,000	208,761
SilverCrest Metals, Inc.[1]	1,200,000	3,507,178
SolGold plc[1]	18,900,000	8,831,372
SSR Mining, Inc.[1]	704,000	8,511,360
Superior Gold, Inc.[1]	600,000	369,177
Tahoe Resources, Inc.[1]	2,300,100	8,395,365

	Shares	Value
Metals & Mining (Continued)
TMAC Resources, Inc.[1]	830,000	$4,170,671
Torex Gold Resources, Inc.[1]	3,934,000	37,432,362
Trevali Mining Corp.[1]	21,967,000	6,677,633
Trilogy Metals, Inc.[1]	300,000	519,000
Victoria Gold Corp.[1]	8,700,000	2,357,896
Wesdome Gold Mines Ltd.[1,2]	7,255,100	23,542,406
Westgold Resources Ltd.[1]	10,268,294	6,355,853
Wheaton Precious Metals Corp.	326,000	6,366,780
White Gold Corp.[1]	380,000	445,356
Yamana Gold, Inc.	1,660,000	3,917,600
Zhaojin Mining Industry Co. Ltd., Cl. H	140,000	142,726
Zijin Mining Group Co. Ltd., Cl. H	220,000	83,151
		851,781,323
Total Common Stocks (Cost $795,585,176)		858,702,523

Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,6] (Cost $24,488,627)	24,488,627	24,488,627

Total Investments, at Value (Cost $820,073,803)	100.2%	883,191,150
Net Other Assets (Liabilities)	(0.2)	(1,823,200)
Net Assets	100.0%	$881,367,950

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

14      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Statement of Investments (Continued)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2018	Gross Additions	Gross Reductions	Shares December 31, 2018

Common Stock Metals & Mining
Americas Silver Corp.	2,395,000	80,000	—	2,475,000
Wesdome Gold Mines Ltd.	7,225,100	30,000	—	7,255,100
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	26,837,381	114,376,717	116,725,471	24,488,627

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Common Stock Metals & Mining
Americas Silver Corp.	$4,042,814	$—	$—	$(3,623,131)
Wesdome Gold Mines Ltd.	23,542,406	—	—	6,587,823
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	24,488,627	208,040	—	—

Total	$52,073,847	$208,040	$—	$2,964,692

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $20,670,022 See Note 6 of the accompanying Consolidated Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,419,932 or 1.18% of the Fund’s net assets at period end.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$431,704,558	49.0%
Australia	211,333,101	23.9
United States	138,001,629	15.8
Russia	27,931,231	3.1
Jersey, Channel Islands	23,291,980	2.5
United Kingdom	13,423,743	1.5
Egypt	11,151,883	1.3
South Africa	10,902,800	1.2
China	10,645,809	1.2
Netherlands	2,367,750	0.2
Cyprus	1,974,386	0.2

15      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Ireland	$462,280	0.1%

Total	$883,191,150	100.0%

Exchange-Traded Options Written at December 31, 2018
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
Kirkland Lake Gold Ltd. Put	USD 20.000	1/18/19	USD (1)	USD 2,608	$144,460	$ (7,500)
Kirkland Lake Gold Ltd. Call	CAD 30.000	1/18/19	CAD (1)	CAD 2,608	80,558	(402,871)
Torex Gold Resources, Inc. Put	CAD 10.000	1/18/19	CAD (1)	CAD 952	83,679	(2,930)

Total Exchange-Traded Options Written					$308,697	$ (413,301)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

CAD             Canadian Dollar

See accompanying Notes to Consolidated Financial Statements.

16      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES December 31, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $777,209,192)	$831,117,303
Affiliated companies (cost $42,864,611)	52,073,847

883,191,150
Cash	1,099,735
Cash—foreign currencies (cost $141,578)	141,620
Receivables and other assets:
Shares of beneficial interest sold	3,919,648
Dividends	562,485
Investments sold	296,776
Other	100,374

Total assets	889,311,788
Liabilities
Options written, at value (premiums received $308,697)	413,301
Payables and other liabilities:
Shares of beneficial interest redeemed	4,415,483
Investments purchased	2,715,101
Trustees’ compensation	154,094
Distribution and service plan fees	126,999
Shareholder communications	5,711
Other	113,149

Total liabilities	7,943,838
Net Assets	$881,367,950

Composition of Net Assets
Paid-in capital	$2,354,137,127
Total accumulated loss	(1,472,769,177)

Net Assets	$881,367,950

17      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $423,207,123 and 29,549,562 shares of beneficial interest outstanding)	$14.32

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.19

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $103,277,316 and 7,923,726 shares of beneficial interest outstanding)	$13.03

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $95,977,327 and 6,656,052 shares of beneficial interest outstanding)	$14.42

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,023,192 and 7,193,143 shares of beneficial interest outstanding)	$13.63

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $160,882,992 and 11,241,862 shares of beneficial interest outstanding)	$14.31

See accompanying Notes to Consolidated Financial Statements.

18      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended December 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $116,665)	$4,252,700
Affiliated companies	208,040
Total investment income	4,460,740

Expenses
Management fees	3,061,052
Distribution and service plan fees:
Class A	512,468
Class C	531,861
Class R	247,998
Transfer and shareholder servicing agent fees:
Class A	417,958
Class C	104,033
Class I	14,548
Class R	96,913
Class Y	143,642
Shareholder communications:
Class A	10,671
Class C	3,035
Class I	296
Class R	682
Class Y	2,665
Custodian fees and expenses	45,588
Borrowing fees	12,372
Trustees’ compensation	12,256
Other	80,728
Total expenses	5,298,766
Less reduction to custodian expenses	(550)
Less waivers and reimbursements of expenses	(10,734)
Net expenses	5,287,482

Net Investment Loss	(826,742)

19      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$9,243,429
Option contracts written	1,998,200
Foreign currency transactions	(85,640)

Net realized gain	11,155,989
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(88,399,128)
Affiliated companies	2,964,692
Translation of assets and liabilities denominated in foreign currencies	4,175
Option contracts written	(311,948)

Net change in unrealized appreciation/(depreciation)	(85,742,209)

Net Decrease in Net Assets Resulting from Operations	$(75,412,962)

See accompanying Notes to Consolidated Financial Statements.

20      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018[1]
Operations
Net investment loss	$(826,742)	$(4,698,053)
Net realized gain	11,155,989	17,357,410
Net change in unrealized appreciation/(depreciation)	(85,742,209)	(31,991,535)

Net decrease in net assets resulting from operations	(75,412,962)	(19,332,178)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	—	(15,015,096)
Class B2	—	(12,596)
Class C	—	(3,055,344)
Class I	—	(2,554,953)
Class R	—	(3,538,235)
Class Y	—	(4,678,986)

Total dividends and distributions declared	—	(28,855,210)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(29,061,869)	(56,120,555)
Class B2	—	(2,841,055)
Class C	(8,121,647)	(10,261,568)
Class I	(1,765,313)	31,655,578
Class R	(7,681,944)	(16,322,727)
Class Y	25,185,474	2,019,862

Total beneficial interest transactions	(21,445,299)	(51,870,465)

Net Assets
Total decrease	(96,858,261)	(100,057,853)
Beginning of period	978,226,211	1,078,284,064

End of period	$881,367,950	$978,226,211

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2 – New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.51	$16.28	$19.82	$12.63	$19.89	$16.45
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.06)	(0.09)	(0.06)	(0.04)	0.00[2]
Net realized and unrealized gain (loss)	(1.18)	(0.25)	(2.40)	7.25	(6.91)	3.44
Total from investment operations	(1.19)	(0.31)	(2.49)	7.19	(6.95)	3.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.46)	(1.05)	0.00	(0.29)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.02)	0.00
Total dividends and/or distributions to shareholders	0.00	(0.46)	(1.05)	0.00	(0.31)	0.00
Net asset value, end of period	$14.32	$15.51	$16.28	$19.82	$12.63	$19.89

Total Return, at Net Asset Value[3]	(7.61)%	(1.88)%	(12.12)%	56.93%	(34.91)%	20.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423,207	$490,065	$570,847	$793,452	$499,903	$864,648
Average net assets (in thousands)	$424,871	$534,962	$671,123	$501,940	$630,815	$836,448
Ratios to average net assets:[4]
Net investment income (loss)	(0.16)%	(0.39)%	(0.48)%	(0.44)%	(0.29)%	0.00%[5]
Expenses excluding specific expenses listed below	1.17%	1.17%	1.16%	1.18%	1.22%	1.29%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.17%	1.17%	1.16%	1.18%	1.22%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[7]	1.16%	1.15%	1.17%	1.16%	1.21%
Portfolio turnover rate	16%	44%	65%	69%	79%	95%

22      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2018	1.17%
Year Ended June 30, 2018	1.17%
Year Ended June 30, 2017	1.16%
Year Ended June 30, 2016	1.18%
Year Ended June 30, 2015	1.22%
Year Ended June 30, 2014	1.29%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$14.17	$14.91	$18.26	$11.73	$18.44	$15.37
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.17)	(0.20)	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(1.08)	(0.22)	(2.21)	6.67	(6.37)	3.20
Total from investment operations	(1.14)	(0.39)	(2.41)	6.53	(6.52)	3.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.35)	(0.94)	0.00	(0.18)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	(0.35)	(0.94)	0.00	(0.19)	0.00
Net asset value, end of period	$13.03	$14.17	$14.91	$18.26	$11.73	$18.44

Total Return, at Net Asset Value[2]	(7.97)%	(2.62)%	(12.80)%	55.67%	(35.35)%	19.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,277	$121,350	$138,114	$179,529	$122,325	$214,591
Average net assets (in thousands)	$105,741	$131,364	$156,883	$115,882	$157,102	$203,399
Ratios to average net assets:[3]
Net investment loss	(0.91)%	(1.15)%	(1.22)%	(1.19)%	(1.05)%	(0.78)%
Expenses excluding specific expenses listed below	1.92%	1.93%	1.92%	1.94%	1.98%	2.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.92%	1.93%	1.92%	1.94%	1.98%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%[6]	1.92%	1.91%	1.93%	1.92%	2.01%
Portfolio turnover rate	16%	44%	65%	69%	79%	95%

24      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2018	1.92%
Year Ended June 30, 2018	1.93%
Year Ended June 30, 2017	1.92%
Year Ended June 30, 2016	1.94%
Year Ended June 30, 2015	1.98%
Year Ended June 30, 2014	2.04%

6. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.58	$16.37	$19.94	$12.65	$19.96	$16.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.00[2]	(0.02)	(0.00)[2]	0.02	0.08
Net realized and unrealized gain (loss)	(1.18)	(0.26)	(2.42)	7.29	(6.94)	3.45
Total from investment operations	(1.16)	(0.26)	(2.44)	7.29	(6.92)	3.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.53)	(1.13)	0.00	(0.38)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	(0.53)	(1.13)	0.00	(0.39)	0.00
Net asset value, end of period	$14.42	$15.58	$16.37	$19.94	$12.65	$19.96

Total Return, at Net Asset Value[3]	(7.38)%	(1.53)%	(11.75)%	57.63%	(34.62)%	21.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,978	$104,921	$77,158	$69,889	$39,359	$53,114
Average net assets (in thousands)	$96,256	$89,461	$69,428	$40,868	$44,106	$37,622
Ratios to average net assets:[4]
Net investment income (loss)	0.26%	0.02%	(0.09)%	(0.02)%	0.16%	0.46%
Expenses excluding specific expenses listed below	0.76%	0.75%	0.73%	0.75%	0.78%	0.73%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.76%	0.75%	0.73%	0.75%	0.78%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%[7]	0.75%[7]	0.73%[7]	0.74%	0.72%	0.71%
Portfolio turnover rate	16%	44%	65%	69%	79%	95%

26      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2018	0.76%
Year Ended June 30, 2018	0.75%
Year Ended June 30, 2017	0.73%
Year Ended June 30, 2016	0.75%
Year Ended June 30, 2015	0.78%
Year Ended June 30, 2014	0.73%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

27      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$14.77	$15.54	$18.98	$12.12	$19.11	$15.85
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.10)	(0.12)	(0.09)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(1.11)	(0.25)	(2.31)	6.95	(6.63)	3.31
Total from investment operations	(1.14)	(0.35)	(2.43)	6.86	(6.71)	3.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.42)	(1.01)	0.00	(0.27)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	(0.42)	(1.01)	0.00	(0.28)	0.00
Net asset value, end of period	$13.63	$14.77	$15.54	$18.98	$12.12	$19.11

Total Return, at Net Asset Value[2]	(7.65)%	(2.23)%	(12.34)%	56.60%	(35.07)%	20.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,023	$114,608	$136,979	$176,396	$102,624	$156,439
Average net assets (in thousands)	$98,507	$128,644	$158,070	$108,402	$123,329	$134,936
Ratios to average net assets:[3]
Net investment loss	(0.41)%	(0.65)%	(0.73)%	(0.70)%	(0.54)%	(0.29)%
Expenses excluding specific expenses listed below	1.42%	1.43%	1.42%	1.43%	1.48%	1.57%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.42%	1.43%	1.42%	1.43%	1.48%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%[6]	1.42%	1.41%	1.42%	1.42%	1.47%
Portfolio turnover rate	16%	44%	65%	69%	79%	95%

28      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2018	1.42%
Year Ended June 30, 2018	1.43%
Year Ended June 30, 2017	1.42%
Year Ended June 30, 2016	1.43%
Year Ended June 30, 2015	1.48%
Year Ended June 30, 2014	1.57%

6. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

29      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.48	$16.26	$19.81	$12.59	$19.85	$16.37
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.02)	(0.05)	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss)	(1.18)	(0.25)	(2.41)	7.24	(6.90)	3.44
Total from investment operations	(1.17)	(0.27)	(2.46)	7.22	(6.91)	3.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.51)	(1.09)	0.00	(0.34)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	(0.51)	(1.09)	0.00	(0.35)	0.00
Net asset value, end of period	$14.31	$15.48	$16.26	$19.81	$12.59	$19.85

Total Return, at Net Asset Value[2]	(7.49)%	(1.65)%	(11.91)%	57.35%	(34.74)%	21.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,883	$147,282	$152,334	$146,710	$102,438	$153,399
Average net assets (in thousands)	$146,410	$154,822	$140,430	$101,745	$128,207	$141,136
Ratios to average net assets:[3]
Net investment income (loss)	0.09%	(0.15)%	(0.28)%	(0.19)%	(0.04)%	0.24%
Expenses excluding specific expenses listed below	0.92%	0.93%	0.92%	0.94%	0.98%	1.01%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.92%	0.93%	0.92%	0.94%	0.98%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%[6]	0.92%	0.91%	0.93%	0.92%	0.97%
Portfolio turnover rate	16%	44%	65%	69%	79%	95%

30      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended December 31, 2018	0.92%
Year Ended June 30, 2018	0.93%
Year Ended June 30, 2017	0.92%
Year Ended June 30, 2016	0.94%
Year Ended June 30, 2015	0.98%
Year Ended June 30, 2014	1.01%

6. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in gold bullion and other precious metals, shares of exchanged-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special

32      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

2. Significant Accounting Policies (Continued)

minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 9 shares with net assets of $92,068 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$—	*
Net assets	$92,068
Net income (loss)	$(10,085)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of

33      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

34      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended June 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended June 30, 2018, the fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund elected to defer $13,075,066 of late year ordinary losses. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $1,458,582,164 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $11,155,989 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

35      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$825,211,804
Federal tax cost of other investments	(167,119)

Total federal tax cost	$825,044,685

Gross unrealized appreciation	$214,991,458
Gross unrealized depreciation	(157,113,660)

Net unrealized appreciation	$57,877,798

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Fund’s Consolidated Statement of Assets and Liabilities and Consolidated Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts

36      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

2. Significant Accounting Policies (Continued)

within the Fund’s Consolidated Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at

37      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

38      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Industrials	$6,921,200	$—	$—	$6,921,200
Materials	574,478,641	277,302,682	—	851,781,323
Investment Company	24,488,627	—	—	24,488,627

Total Assets	$605,888,468	$277,302,682	$—	$883,191,150

Liabilities Table
Other Financial Instruments:
Options written, at value	$(413,301)	$—	$—	$(413,301)

Total Liabilities	$(413,301)	$—	$—	$(413,301)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

39      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

40      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value

41      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written

42      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $381,181 and $1,047,925 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission

43      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Options written, at value	$413,301

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$1,998,200

44      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$(311,948)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

		Six Months Ended		Year Ended
		December 31, 2018		June 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	3,797,972	$52,789,905	8,124,876	$131,219,591
Dividends and/or distributions reinvested	—	—	923,828	14,171,529
Redeemed	(5,853,856)	(81,851,774)	(12,501,998)	(201,511,675)
Net decrease	(2,055,884)	$(29,061,869)	(3,453,294)	$(56,120,555)

Class B
Sold	—	$—	1,933	$30,143
Dividends and/or distributions reinvested	—	—	806	11,726
Redeemed[1]	—	—	(190,342)	(2,882,924)
Net decrease	—	$—	(187,603)	$(2,841,055)

Class C
Sold	626,387	$7,961,580	1,588,420	$23,408,868
Dividends and/or distributions reinvested	—	—	202,287	2,846,178
Redeemed	(1,269,388)	(16,083,227)	(2,486,030)	(36,516,614)
Net decrease	(643,001)	$(8,121,647)	(695,323)	$(10,261,568)

Class I
Sold	2,793,302	$38,757,401	3,847,471	$61,147,391
Dividends and/or distributions reinvested	—	—	166,122	2,554,953
Redeemed	(2,872,141)	(40,522,714)	(1,992,793)	(32,046,766)
Net increase (decrease)	(78,839)	$(1,765,313)	2,020,800	$31,655,578

Class R
Sold	1,160,055	$15,346,382	2,961,901	$45,632,841
Dividends and/or distributions reinvested	—	—	222,740	3,260,909
Redeemed	(1,724,986)	(23,028,326)	(4,243,717)	(65,216,477)
Net decrease	(564,931)	$(7,681,944)	(1,059,076)	$(16,322,727)

45      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

		Six Months Ended		Year Ended
		December 31, 2018		June 30, 2018
	Shares	Amount	Shares	Amount
Class Y
Sold	5,282,714	$74,481,386	5,766,922	$92,733,982
Dividends and/or distributions reinvested	—	—	260,683	3,985,837
Redeemed	(3,558,238)	(49,295,912)	(5,878,169)	(94,699,957)
Net increase	1,724,476	$25,185,474	149,436	$2,019,862

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$140,771,783	$159,689,285

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1.0 billion	0.59
Next $2.0 billion	0.58
Next $4.0 billion	0.57
Over $10 billion	0.56

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the

46      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2018	56,945

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

47      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor
December 31, 2018	$35,348	$—	$3,879	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $366. This waiver will continue to be in effect for so long as the Fund invests in the Subsidiary, and

48      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

9. Fees and Other Transactions with Affiliates (Continued)

may not be terminated unless termination is approved by the Fund’s Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,368 for IGMMF management fees.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

49      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

50      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Shanquan Li, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the equity precious metals category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load equity precious metals category funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group and category median. The Board also noted that the Fund’s total expenses were lower than its peer group and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

51      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

52      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Shanquan Li, Vice President
Arthur P. Steinmetz, President, Trustee and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

54      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
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If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

 Visit Us

 oppenheimerfunds.com

 Call Us

 800 225 5677

 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0410.001.1218 February 22, 2019

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Exhibit	attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019